Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)           The accompanying Quarterly Report on Form 10-Q for the period ended July 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 15, 2008	/s/ Rodney A. Young
President and
Chief Executive Officer

Date:	September 15, 2008	/s/ William J. Kullback
Chief Financial Officer